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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1998


                              Computone Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                     0-16172               23-2472952
----------------              ------------          --------------
(State or other               (Commission            (IRS Employer
jurisdiction of               File Number)          Identification No.)
incorporation)

1060 Winward Ridge Parkway, Suite 100, Alpharetta, Georgia         30035
----------------------------------------------------------       --------
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (770) 625-0000

                                      N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

        Effective April 30, 1998, Thomas J. Anderson resigned as President, Chief Executive Officer and a director of Registrant. Mr. Anderson served as President of the Registrant since November 3, 1992, Chief Executive Officer of Registrant since April 25, 1996 and a director of Registrant since 1993.

        John D. Freitag, formerly Chairman of the Board and Chief Executive Officer of Registrant, is serving as Chief Executive Officer of Registrant on an interim basis pending the appointment of a successor to Mr. Anderson.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            COMPUTONE CORPORATION



Dated:  May 18, 1998                         By:  /s/ Gregory A. Alba
                                            --------------------------
                                            Gregory A. Alba, Vice President
                                              of Finance & Administration
                                              and Chief Financial Officer